PROMISSORY NOTE

U.S. $1,100,100.00 | **Denver, Colorado**
November 18, 2011

FOR VALUE RECEIVED, the undersigned ("Borrowers") promise to pay **Steven F. Dallman** ("Note Holder"), the principal sum of One Million One Hundred Thousand One Hundred and No/100 U.S. Dollars ($1,100,100.00), with interest on the unpaid principal balance from the date hereof until February 17, 2012 at the rate of six percent (6%) per annum and thereafter until paid at the rate of nine percent (9%) per annum. Principal and interest shall be payable at 11039 Roxborough Drive, Littleton, Colorado 80125, or such other place as the Note Holder may designate. If not sooner paid, the entire remaining balance of principal and all accrued interest shall be payable on May 17, 2012.

If any payment of principal or interest is not paid when due, Borrowers shall be in default and the principal and all accrued interest shall thereafter bear interest at the rate of eighteen percent (18%) per annum until paid in full.

Payments received for application to this Note shall be applied first to the payment of accrued interest at the rates specified above and the balance applied in reduction of the principal amount hereof.

If any payment required by this Note is not paid when due, or if any default under any Deed of Trust securing this Note occurs, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note Holder ("Acceleration"). The Note Holder shall be entitled to collect all reasonable costs and expense of collection and/or suit, including, but not limited to, reasonable attorneys' fees.

Borrowers may prepay the principal and accrued interest outstanding under this Note, in whole or in part, at any time without penalty. If any prepayment of principal is made, Borrowers shall also pay all accrued interest to the date of making the prepayment.

Borrowers and all other makers, sureties, guarantors, and endorsers hereby waive presentment, notice of dishonor, and protest; and they hereby agree to any extensions of time of payment and partial payments before, at, or after maturity. This Note shall be the joint and several obligation of Borrowers and all other makers, sureties, guarantors, and endorsers and their successors and assigns.

Any notice to Borrowers provided for in this Note shall be in writing and shall be given and be effective upon (a) delivery to Borrowers or (b) by recognized overnight courier, such as Federal Express, for next business day delivery, with all fees prepaid, in each case, addressed to Borrowers at Borrowers addresses stated below or to such other address as Borrowers may designate by notice to the Note Holder. Any notice to the Note Holder shall be in writing and shall be given and be effective upon (1) delivery to Note Holder or (2) by recognized overnight courier, such as Federal Express, for next business day delivery, with all fees prepaid, in each case, to Note Holder at the address stated in the first paragraph of this Note or to such other address as Note Holder may designate by notice to Borrowers.

Borrowers' Addresses:

SPT-Vantage Point, LLC
c/o Shopoff Advisors, L.P.
8951 Research Drive
Irvine, CA 92618
Attention: Edward J. Fitzpatrick, Executive Vice President

and

Shopoff Advisors, L.P.
8951 Research Drive
Irvine, CA 92618
Attention: Edward J. Fitzpatrick, Executive Vice President

The indebtedness evidenced by this Note is secured by a Deed of Trust of even date herewith, and until released, said Deed of Trust contains additional rights of the Note Holder. Such rights may cause acceleration of the indebtedness evidenced by this Note. Reference is made to said Deed of Trust for such additional terms. Said Deed of Trust grants rights in the property ("Property") as follows:

See Exhibit A, Deed of Trust, attached hereto and incorporated herein.

SPT-Vantage Point, LLC, a Delaware limited liability company

By: Shopoff Partners, L.P., a Delaware limited partnership, its manager

By: Shopoff General Partner, LLC, a Delaware limited liability company, its general partner

By: Shopoff Properties Trust, Inc., a Maryland corporation, its manager

By ______________________
William A. Shopoff, President and CEO

Shopoff Advisors, L.P., a Delaware limited partnership

By: The Shopoff Corporation, a Delaware corporation, its general partner

By ______________________
William A. Shopoff, President and CEO

KEEP THIS NOTE IN A SAFE PLACE. THE ORIGINAL OF THIS NOTE MUST BE EXHIBITED TO THE PUBLIC TRUSTEE IN ORDER TO RELEASE A DEED OF TRUST SECURING THIS NOTE.

______ Initials

IF THIS FORM IS USED IN A CONSUMER CREDIT TRANSACTION, CONSULT LEGAL COUNSEL.

THIS IS A LEGAL INSTRUMENT. IF NOT UNDERSTOOD, LEGAL, TAX OR OTHER COUNSEL SHOULD BE CONSULTED BEFORE SIGNING.

DEED OF TRUST

(Due on Transfer – Strict)

THIS DEED OF TRUST is made this ***18th*** day of ***November, 2011,*** between ***SPT-Vantage Point, LLC, a Delaware limited liability company*** (Borrower), whose address is ***c/o Shopoff Advisors, L.P., 8951 Research Drive, Irvine, California 92618, Attention: Edward J. Fitzpatrick, Executive Vice President***; and the Public Trustee of the County in which the Property (see § 1) is situated (Trustee); for the benefit of ***Steven F. Dallman*** (Lender), whose address is ***11039 Roxborough Drive, Littleton, Colorado 80125.***

Borrower and Lender covenant and agree as follows:

1. Property in Trust. Borrower, in consideration of the indebtedness herein recited and the trust herein created, hereby grants and conveys to Trustee in trust, with power of sale, the following legally described property located in the County of **Douglas**, State of Colorado:

As more particularly described in <u>Exhibit A</u> attached hereto and by reference incorporated herein.

known as No.	***vacant land***	***Town of Parker***	***Colorado***		(Property Address),
	Street Address	City	State	Zip	

together with all its appurtenances (Property).

2. Note: Other Obligations Secured. This Deed of Trust is given to secure to Lender:

2.1. the repayment of the indebtedness evidenced by Borrower's note (Note) dated ***November 18, 2011*** in the principal sum of ***One Million One Hundred Thousand One Hundred and no/100*** Dollars (U.S. ***$1,100,100.00***), with interest on the unpaid principal balance from ***the date hereof*** until paid, at the rate ***set forth in the Note*** with principal and interest payable at ***11039 Roxborough Drive, Littleton, Colorado 80125*** or such other place as Lender may designate, ***as set forth in the Note***; ~~in ________ payments of ________ Dollars (U.S. $________), due on the ________ day of each ________ beginning ________; such payments to continue until the entire indebtedness evidenced by said Note is fully paid;~~ however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon shall be due and payable on ***May 17, 2012***; ~~and Borrower is to pay to Lender a late charge of ________% of any payment not received by Lender within ________ days after payment is due;~~ and Borrower has the right to prepay the principal amount outstanding under said Note, in whole or in part, at any time without penalty except ***None;***

2.2. the payment of all other sums, with interest thereon at ***9%*** per annum, disbursed by Lender in accordance with this Deed of Trust to protect the security of this Deed of Trust; and

2.3. the performance of the covenants and agreements of Borrower herein contained.

3. Title. Borrower covenants that Borrower owns and has the right to grant and convey the Property, and warrants title to the same, subject to general real estate taxes for the current year, easements of record or in existence, and recorded declarations, restrictions, reservations and covenants, if any, as of this date; and subject to ***the exceptions to title set forth in <u>Exhibit B</u> attached hereto.***

4. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, and late charges as provided in the Note and shall perform all of Borrower's other covenants contained in the Note.

5. Application of Payments. All payments received by Lender under the terms hereof shall be applied by Lender first ~~in payment of amounts due pursuant to § 23 (Escrow Funds for Taxes and Insurance), then~~ to amounts disbursed by Lender pursuant to § 9 (Protection of Lender's Security), and the balance in accordance with the terms and conditions of the Note.

6. Prior Mortgages and Deeds of Trust; Charges; Liens. Borrower shall perform all of Borrower's obligations under any prior deed of trust and any other prior liens. Borrower shall pay all taxes, assessments and other charges, fines and impositions attributable to the Property which may have or attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any, in the manner set out in § 23 (Escrow Funds for Taxes and Insurance) or, if not required to be paid in such manner, by Borrower making payment when due, directly to the payee thereof. Despite the foregoing, Borrower shall not be required to make payments otherwise required by this section if Borrower, after notice to Lender, shall in good faith contest

such obligation by, or defend enforcement of such obligation in, legal proceedings which operate to prevent the enforcement of the obligation or forfeiture of the Property or any part thereof, only upon Borrower making all such contested payments and other payments as ordered by the court to the registry of the court in which such proceedings are filed.

7. Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire or hazards included within the term "extended coverage" in an amount at least equal to the lesser of (a) the insurable value of the Property or (b) an amount sufficient to pay the sums secured by this Deed of Trust as well as any prior encumbrances on the Property. All of the foregoing shall be known as "Property Insurance."

The insurance carrier providing the insurance shall be qualified to write Property Insurance in Colorado and shall be chosen by Borrower subject to Lender's right to reject the chosen carrier for reasonable cause. All insurance policies and renewals thereof shall include a standard mortgage clause in favor of Lender, and shall provide that the insurance carrier shall notify Lender at least ten (10) days before cancellation, termination or any material change of coverage. Insurance policies shall be furnished to Lender at or before closing. Lender shall have the right to hold the policies and renewals thereof.

In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.

Insurance proceeds shall be applied to restoration or repair of the Property damaged, provided said restoration or repair is economically feasible and the security of this Deed of Trust is not thereby impaired. If such restoration or repair is not economically feasible or if the security of this Deed of Trust would be impaired, the insurance proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is given in accordance with § 16 (Notice) by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in §§ 4 (Payment of Principal and Interest) and 23 (Escrow Funds for Taxes and Insurance) or change the amount of such installments. Notwithstanding anything herein to the contrary, if under § 18 (Acceleration; Foreclosure; Other Remedies) the Property is acquired by Lender, all right, title and interest of Borrower in and to any insurance policies and in and to the proceeds thereof resulting from damage to the Property prior to the sale or acquisition shall pass to Lender to the extent of the sums secured by this Deed of Trust immediately prior to such sale or acquisition.

All of the rights of Borrower and Lender hereunder with respect to insurance carriers, insurance policies and insurance proceeds are subject to the rights of any holder of a prior deed of trust with respect to said insurance carriers, policies and proceeds.

8. Preservation and Maintenance of Property. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property ~~and shall comply with the provisions of any lease if this Deed of Trust is on a leasehold~~. Borrower shall perform all of Borrower's obligations under any declarations, covenants, by-laws, rules, or other documents governing the use, ownership or occupancy of the Property.

9. Protection of Lender's Security. Except when Borrower has exercised Borrower's rights under § 6 above, if Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if a default occurs in a prior lien, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's option, with notice to Borrower if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including, but not limited to:

9.1. any general or special taxes or ditch or water assessments levied or accruing against the Property;

9.2. the premiums on any insurance necessary to protect any improvements comprising a part of the Property;

9.3. sums due on any prior lien or encumbrance on the Property;

9.4. if the Property is a leasehold or is subject to a lease, all sums due under such lease;

9.5. the reasonable costs and expenses of defending, protecting, and maintaining the Property and Lender's interest in the Property, including repair and maintenance costs and expenses, costs and expenses of protecting and securing the Property, receiver's fees and expenses, inspection fees, appraisal fees, court costs, attorney fees and costs, and fees and costs of an attorney in the employment of Lender or holder of the certificate of purchase;

9.6. all other costs and expenses allowable by the evidence of debt or this Deed of Trust; and

9.7. such other costs and expenses which may be authorized by a court of competent jurisdiction.

Borrower hereby assigns to Lender any right Borrower may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance.

Any amounts disbursed by Lender pursuant to this § 9, with interest thereon, shall become additional indebtedness of Borrower secured by this Deed of Trust. Such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof, and Lender may bring suit to collect any amounts so disbursed plus interest specified in § 2.2 (Note: Other Obligations Secured). Nothing contained in this § 9 shall require Lender to incur any expense or take any action hereunder.

10. Inspection. Lender may make or cause to be made reasonable entries upon and inspection of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefore related to Lender's interest in the Property.

11. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender as herein provided. However, all of the rights of Borrower and Lender hereunder with respect to such proceeds are subject to the rights of any holder of a prior deed of trust.

In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. In the event of a partial taking of the Property, the proceeds remaining after taking out any part of the award due any prior lien holder (net award) shall be divided between Lender and Borrower, in the same ratio as the amount of the sums secured by this Deed of Trust immediately prior to the date of taking bears to Borrower's equity in the Property immediately prior to the date of taking. Borrower's equity in the Property means the fair market value of the Property less the amount of sums secured by both this Deed of Trust and all prior liens (except taxes) that are to receive any of the award, all at the value immediately prior to the date of taking.

If the Property is abandoned by Borrower or if, after notice by Lender to Borrower that the condemnor offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date such notice is given, Lender is authorized to collect and apply the proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

~~Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in §§ 4 (Payment of Principal and Interest) and 23 (Escrow Funds for Taxes and Insurance) nor change the amount of such installments.~~

12. Borrower not Released. Extension of the time for payment or modification of amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower, nor Borrower's successors in interest, from the original terms of this Deed of Trust. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower nor Borrower's successors in interest.

13. Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by law, shall not be a waiver or preclude the exercise of any such right or remedy.

14. Remedies Cumulative. Each remedy provided in the Note and this Deed of Trust is distinct from and cumulative to all other rights or remedies under the Note and this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively.

15. Successors and Assigns Bound; Joint and Several Liability; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of § 24 (Transfer of the Property; Assumption). All covenants and agreements of Borrower shall be joint and several. The captions and headings of the sections in this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

16. Notice. Except for any notice required by law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be in writing and shall be given and be effective upon (1) delivery to Borrower or (2) ***sent by recognized overnight courier, such as Federal Express, for next business day delivery, all fees prepaid*** ~~mailing such notice by first class U.S. mail,~~ addressed to Borrower at Borrower's address stated herein or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be in writing and shall be given and be effective upon (1) delivery to Lender or (2) ***sent by recognized overnight courier, such as Federal Express, for next business day delivery, all fees prepaid*** ~~mailing such notice by first class U.S. mail,~~ to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in any manner designated herein.

17. Governing Law; Severability. The Note and this Deed of Trust shall be governed by the law of Colorado. In the event that any provision or clause of this Deed of Trust or the Note conflicts with the law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of the Deed of Trust and Note are declared to be severable.

18. Acceleration; Foreclosure; Other Remedies. Except as provided in § 24 (Transfer of the Property; Assumption), upon Borrower's breach of any covenant or agreement of Borrower in this Deed of Trust, or upon any default in a prior lien upon the Property, (unless Borrower has exercised Borrower's rights under § 6 above), at Lender's option, all of the sums secured by this Deed of Trust shall be immediately due and payable (Acceleration). To exercise this option, Lender may invoke the power of sale and any other remedies permitted by law. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this Deed of Trust, including, but not limited to, reasonable attorney's fees.

If Lender invokes the power of sale, Lender shall give written notice to Trustee of such election. Trustee shall give such notice to Borrower of Borrower's rights as is provided by law. Trustee shall record a copy of such notice and shall cause publication of the legal notice as required by law in a legal newspaper of general circulation in each county in which the Property is situated, and shall mail copies of such notice of sale to Borrower and other persons as prescribed by law. After the lapse of such time as may be required by law, Trustee, without demand on Borrower, shall sell the Property at public auction to

the highest bidder for cash at the time and place (which may be on the Property or any part thereof as permitted by law) in one or more parcels as Trustee may think best and in such order as Trustee may determine. Lender or Lender's designee may purchase the Property at any sale. It shall not be obligatory upon the purchaser at any such sale to see to the application of the purchase money.

Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's and attorney's fees and costs of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled thereto.

19. Borrower's Right to Cure Default. Whenever foreclosure is commenced for nonpayment of any sums due hereunder, the owners of the Property or parties liable hereon shall be entitled to cure said defaults by paying all delinquent principal and interest payments due as of the date of cure, costs, expenses, late charges, attorney's fees and other fees all in the manner provided by law. Upon such payment, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as though no Acceleration had occurred, and the foreclosure proceedings shall be discontinued.

20. Assignment of Rents; Appointment of Receiver; Lender in Possession. As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property; however, Borrower shall, prior to Acceleration under § 18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

Lender or the holder of the Trustee's certificate of purchase shall be entitled to a receiver for the Property after Acceleration under § 18 (Acceleration; Foreclosure; Other Remedies), and shall also be so entitled during the time covered by foreclosure proceedings and the period of redemption, if any; and shall be entitled thereto as a matter of right without regard to the solvency or insolvency of Borrower or of the then owner of the Property, and without regard to the value thereof. Such receiver may be appointed by any Court of competent jurisdiction upon ex parte application and without notice; notice being hereby expressly waived.

Upon Acceleration under § 18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, Lender, in person, by agent or by judicially-appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied, first to payment of the costs of preservation and management of the Property, second to payments due upon prior liens, and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

21. Release. Upon payment of all sums secured by this Deed of Trust, Lender shall cause Trustee to release this Deed of Trust and shall produce for Trustee the Note. Borrower shall pay all costs of recordation and shall pay the statutory Trustee's fees. If Lender shall not produce the Note as aforesaid, then Lender, upon notice in accordance with § 16 (Notice) from Borrower to Lender, shall obtain, at Lender's expense, and file any lost instrument bond required by Trustee or pay the cost thereof to effect the release of this Deed of Trust.

22. Waiver of Exemptions. Borrower hereby waives all right of homestead and any other exemption in the Property under state or federal law presently existing or hereafter enacted.

23. Priority of Deed of Trust. ***This Deed of Trust is subordinate to two Deeds of Trust of even date herewith executed by Borrower for the benefit of Lundieck Investments, Ltd., a Colorado limited partnership, entitled (1) Deeds of Trust (Assumable – Not Due on Transfer) (Tracts A and B), and (2) Deed of Trust (Assumable – Not Due on Transfer) (Tracts C and D).***

24. Transfer of the Property; Assumption. The following events shall be referred to herein as a "Transfer": (i) a transfer or conveyance of title (or any portion thereof, legal or equitable) of the Property (or any part thereof or interest therein); (ii) the execution of a contract or agreement creating a right to title (or any portion thereof, legal or equitable) in the Property (or any part thereof or interest therein); (iii) or an agreement granting a possessory right in the Property (or any portion thereof), in excess of 3 years; (iv) a sale or transfer of, or the execution of a contract or agreement creating a right to acquire or receive, more than fifty percent (50%) of the controlling interest or more than fifty percent (50%) of the beneficial interest in Borrower***;*** ~~and~~ (v) the reorganization, liquidation or dissolution of Borrower***; and (vi)***~~, Not to be included as a Transfer are (x)~~ the creation of a lien or encumbrance subordinate to this Deed of Trust~~; (y) the creation of a purchase money security interest for household appliances; or (z) a transfer by devise, descent or by operation of the law upon the death of a joint tenant~~. At the election of Lender, in the event of each and every Transfer:

24.1. All sums secured by this Deed of Trust shall become immediately due and payable (Acceleration).

24.2. If a Transfer occurs and should Lender not exercise Lender's option pursuant to this § 24 to Accelerate, Transferee shall be deemed to have assumed all of the obligations of Borrower under this Deed of Trust including all sums secured hereby whether or not the instrument evidencing such conveyance, contract or grant expressly so provides. This covenant shall run with the Property and remain in full force and effect until said sums are paid in full. Lender may without notice to Borrower deal with Transferee in the same manner as with Borrower with reference to said sums including the payment or credit to Transferee of undisbursed reserve Funds on payment in full of said sums, without in any way altering or discharging Borrower's liability hereunder for the obligations hereby secured.

24.3. Should Lender not elect to Accelerate upon the occurrence of such Transfer then, subject to § 24.2 above, the mere fact of a lapse of time or the acceptance of payment subsequent to any of such events, whether or not Lender had actual or constructive notice of such Transfer, shall not be deemed a waiver of Lender's right to make such election nor shall Lender be estopped therefrom by virtue thereof. The issuance on behalf of Lender of a routine statement showing the status of the loan, whether or not Lender had actual or constructive notice of such Transfer, shall not be a waiver or estoppel of Lender's said rights.

25. Borrower's Copy. Borrower acknowledges receipt of a copy of the Note and this Deed of Trust.

EXECUTED BY BORROWER.

IF BORROWER IS NATURAL PERSON(s):

____________________________ ____________________________

doing business as ________________________

IF BORROWER IS CORPORATION:
ATTEST:

____
Name of Corporation

____
Secretary

By ____________________________
President

(SEAL)

IF BORROWER IS PARTNERSHIP:

____
Name of Partnership

By ____________________________
A General Partner

IF BORROWER IS LIMITED LIABILITY COMPANY:

SPT-Vantage Point, LLC, a Delaware limited liability company

By: Shopoff Partners, L.P., a Delaware limited partnership, its manager

By: Shopoff General Partner, LLC, a Delaware limited liability company, its general partner

By: Shopoff Properties Trust, Inc., a Maryland corporation, its manager

By ____________________________
William A. Shopoff, President and CEO

STATE OF COLORADO

__________ COUNTY OF ______________

The foregoing instrument was acknowledged before me this ______ day of ______________, 20____, by *____________________________.

Witness my hand and official seal.
My commission expires: ____________________

____
Notary Public

*If a natural person or persons, insert the name(s) of such person(s). If a corporation, insert, for example, "John Doe as President and Jane Doe as Secretary of Doe & Co., a Colorado corporation." If a partnership, insert, for example, "Sam Smith as general partner in and for Smith & Smith, a general partnership." A Statement of Authority may be required if borrower is a limited liability company or other entity (§ 38-30-172, C.R.S.)

EXHIBIT A
Legal Description–Dallman Deed of Trust

PARCEL NO. 3:
A tract of land located in the Northeast one-quarter of Section 4, Township 6 South, Range 66 West of the Sixth Principal Meridian, County of Douglas, State of Colorado, being more particularly described as follows:
Commencing at the East one-quarter corner of said Section 4,
thence N67°54'12"W a distance of 1324.40 feet to the Point of Beginning;
Thence S89°50'00"W a distance of 563.94 feet to a point on the East right-of-way line of Colorado State Highway 83;
Thence N27°53'01"W and along said right-of-way line a distance of 375.28 feet;
Thence N89°50'00"E a distance of 738.48 feet;
Thence S00°10'00"E a distance of 332.22 feet to a Point of Beginning,
EXCEPT that portion thereof in Colorado State Highway 83 as conveyed to State Department of Highways, Division of Highways, State of Colorado by Deed recorded June 20, 1983 in Book 479 at Page 539.

Containing 4.967 acres, more or less.

PARCEL NO. 4:
A tract of land located in the Northeast one-quarter of Section 4, Township 6 South, Range 66 West of the Sixth Principal Meridian, County of Douglas, State of Colorado, being more particularly described as follows:
Commencing at the East one-quarter corner of said Section 4;
Thence S89°50'00"W and along the South line of the said Northeast one-quarter a distance of 1225.67 feet to the Point of Beginning;
Thence continuing S89°50'00"W a distance of 312.11 feet to a point on the East right-of-way of Colorado State Highway 83;
Thence Northerly and along said East right-of-way line and along the arc of a curve left, whose center bears S65°43'15"W having a delta of 02°29'44" a radius of 5830.00 feet a distance of 253.93 feet;
Thence N27°53'01"W and continuing along said East right-of-way line a distance of 307.62 feet;
Thence N89°50'00"E a distance of 563.94 feet;
Thence S00°10'00"E a distance of 501.77 feet to the Point of Beginning,
EXCEPT that portion thereof in Colorado State Highway 83 as conveyed to State Department of Highways, Division of Highways, State of Colorado by Deed recorded July 15, 1983 in Book 483 at Page 31, and also EXCEPT that portion thereof in Cottonwood Drive as conveyed to the Town of Parker, Colorado by Deed recorded October 17, 2000 in Book 1908 at Page 2078 at Reception No. 73641.

Containing 5.003 acres, more or less.

PARCEL NO. 5:

A tract of land located in the Northeast one-quarter of Section 4, Township 6 South, Range 66 West of the Sixth Principal Meridian, County of Douglas, State of Colorado, being more particularly described as follows:

Commencing at the East one-quarter corner of said Section 4, said point being the Point of Beginning;

Thence S89°50'00"W and along the South line of the said Northeast one-quarter a distance of 1225.67 feet;

Thence N00°10'00"W a distance of 972.57 feet to a point on the South line of a tract of land as described in Book 225 at Page 737;

Thence S87°20'37"E and along said South line a distance of 487.90 feet;

Thence S38°58'37"E a distance of 1178.52 feet to a point of East line of said Northeast one-quarter;

Thence S00°20'49'W and along said East line a distance of 30.20 feet to the Point of Beginning, EXCEPT that portion thereof in Cottonwood Drive as conveyed to the Town of Parker, Colorado by Deed recorded October 17, 2000 in Book 1908 at Page 2078 at Reception No. 73641.

Containing 19.044 acres, more or less.

PARCEL NO. 6:

A tract of land located in the NE 1/4 of Section 4, Township 6 South, Range 66 West of the 6th P.M., being more particularly described as follows:

Commencing at the East quarter corner of said Section 4;

Thence N00°20'49"E, and along the East line of said NE 1/4, a distance of 30.20 feet to the true Point of Beginning;

Thence N38°58'37"W, a distance of 1178.52 feet;

Thence N04°07'29"W, and along the East line of a tract of land as described in Book 225 at Page 737, a distance of 615.15 feet;

Thence N80°57'32"E, and along the South line of Valley Hi Subdivision a distance of 805.58 feet;

Thence S00°20'49"W and along the East line of the said NE 1/4, a distance of 1656.36 feet to the true Point of Beginning.

Containing 19.866 acres, more or less.

The above Parcels 3, 4, 5, and 6, subject to the exceptions set forth in parcels 4 and 5 above, are also described as follows:

A parcel of land in the Northeast Quarter of Section 4, Township 6 South, Range 66 West of the 6th Principal Meridian, County of Douglas, State of Colorado.

BEGINNING at the Southeast corner of the Northeast Quarter of said Section 4;
THENCE S89°08'26"W along the Southerly line of said Northeast Quarter and non-tangent with the following described curve, a distance of 0.63 feet;
THENCE the following three (3) courses along the northerly lines of the right-of-way for East Cottonwood Drive as described in Book 1908, Page 2078 at Reception No. 73641;

1) along a curve to the left with a radius of 2798.00 feet, a delta angle of 10°37'42", a chord bearing of N85°32'43"W, a chord length of 518.28 feet, and an arc distance of 519.03 feet;
2) THENCE S89°08'26"W, a distance of 817.37 feet;
3) THENCE N88°12'27"W, a distance of 120.60 feet;

THENCE along the Easterly right of way line of Colorado State Highway 83 as described in Deeds recorded July 15, 1983 in Book 483 at Page 31 and June 20, 1983 in Book 479 at Page 539, the following 3 courses;

1) N28°13'07"W along the Easterly right of way line of Colorado State Highway 83 as described in Deed recorded July 15, 1983 in Book 483 at Page 31, a distance of 275.00 feet;
2) THENCE N47°34'53"W, a distance of 212.07 feet;
3) THENCE N28°12'53"W, a distance of 442.99 feet;

THENCE N88°57'27"E, a distance of 716.09 feet;
THENCE N00°36'58"W, a distance of 138.56 feet;
THENCE S87°47'57"E along the Southerly line of a parcel of land described in Deed recorded January 13, 1972 in Book 225 at Page 737, a distance of 487.86 feet;
THENCE N04°34'36"W along the Easterly line of a parcel of land described in Deed recorded January 13, 1972 in Book 225 at Page 737 a distance of 615.26 feet;
THENCE N80°29'40"E along the Southerly line of Valley Hi Subdivision as described at Reception No. 144428 dated August 25th 1971, a distance of 805.89 feet;
THENCE S00°07'05"E along the Easterly line of the Northeast Quarter of said Section 4, a distance of 1686.72 feet to the POINT OF BEGINNING.

Containing (46.503 Acres), more or less.

The property described herein is subject to the Exceptions to Title contained in Exhibit B attached to the Deed of Trust.

EXHIBIT B

Exceptions to Title

(Items 1 through 5 intentionally omitted)

6. Any rights or interests of third parties which exist or are claimed to exist in and over the present and past bed, banks or waters of Parker Ditch as disclosed by the instrument recorded March 09, 1885 in Book Q at Page 6.

7. The right of a proprietor of a vein or lode to extract and remove his ore therefrom should the same be found to penetrate or intersect the premises and a right of way thereon for ditches or canals constructed by the authority of the United States, as reserved in United States Patent recorded November 25, 1898 in Book 12 at Page 99.

8. Terms, conditions, provisions, obligations, easements and agreements as set forth in Right of Way Contract recorded May 31, 1966 in Book 170 at Page 214.

   NOTE: Assignment of Easements and Licenses in connection therewith recorded October 12, 2005 at Reception No. 2005097771.

9. An easement for access and incidental purposes granted to Leslie R. Koehnen and Janice W. Koehnen, as set forth in an instrument recorded September 30, 1975 in Book 280 at Page 771.

10. Terms, conditions, provisions, obligations, easements and agreements as set forth in Decree recorded December 21, 1976 in Book 301 at Page 241.

11. Reservation of rights of way for ingress and egress for adjoining owners as contained in Warranty Deeds recorded December 21, 1976 in Book 301 at Page 257 and April 7, 1977 in Book 306 at Pages 163 and 199.

12. Reservations by Lundieck Investments, Ltd., a limited partnership as contained in Special Warranty Deeds to State Department of Highways, Division of Highways, State of Colorado recorded June 20, 1983 in Book 479 at Page 539 and July 15, 1983 in Book 483 at Page 31.

13. Terms, conditions, provisions, obligations and agreements as set forth in Findings, Judgment and Decree recorded May 13, 1987 in Book 720 at Page 690 and April 8, 1988 in Book 785 at Page 575.

14. Terms, conditions, provisions, obligations, easements and agreements as set forth in Grading and Drainage Plan recorded August 7, 1987 at Reception No. 8723356.

15. Any tax, lien, fee or assessment by reason of inclusion of subject property in the Cherry Creek Basin Authority, as evidenced by instrument recorded May 06, 1988 in Book 790 at Page 718.

16. Terms, conditions, provisions, obligations and agreements as set forth in Certificate of Organization for the E-470 Public Highway Authority recorded May 12, 1988 in Book 792 at Page 3 and Amendment thereto recorded December 19, 1995 in Book 1307 at Page 235.

17. Terms, conditions, provisions, obligations and agreements as set forth in Resolution No. R-989-045 recorded August 03, 1989 in Book 866 at Page 802.

18. Terms, conditions, provisions, obligations and agreements as set forth in Lundieck Investments, Ltd. Annexation Agreement recorded January 11, 1990 in Book 892 at Page 1183.

    NOTE: Annexation Map in connection therewith recorded January 11, 1990 at Reception No. 9001002.

19. Terms, conditions, provisions, obligations and agreements as set forth in Certification Concerning Cottonwood Drive Participation Agreement recorded March 29, 2002 in Book 2297 at Page 442.

20. Terms, conditions, provisions, obligations and agreements as set forth in Annexation Agreement Lundieck Property recorded December 11, 2003 at Reception No. 2003174773.

    NOTE: Annexation Ordinance No. 2.145 Series of 2003 in connection therewith recorded December 11, 2003 at Reception No. 2003174771.

    NOTE: Annexation Map in connection therewith recorded December 11, 2003 at Reception No. 2003174772.

21. Terms, conditions, provisions, obligations and agreements as set forth in Vantage Point Development Guide recorded December 11, 2003 at Reception No. 2003174776.

    NOTE: Ordinance No. 3.214 Series of 2003 in connection therewith recorded December 11, 2003 at Reception No. 2003174774.

    NOTE: Vantage Point Development Plan in connection therewith recorded December 11, 2003 at Reception No. 2003174775.

22. Water rights, claims or title to water, whether or not shown by the public records.

23. Existing leases and tenancies, if any.